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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) October 15, 2001

                         Commission file number: 0-20490

                        THE CARBIDE/GRAPHITE GROUP, INC.

             (Exact name of registrant as specified in its charter)

                     Delaware                          57-1575609
          (State or other jurisdiction of          (I.R.S. Employer
           incorporation or organization)          Identification No.)

                         One Gateway Center, 19th Floor
                              Pittsburgh, PA 15222
                    (Address of principal executive offices)

                                 (412) 562-3700
              (Registrant's telephone number, including area code)









                                      None
--------------------------------------------------------------------------------
           (former name or former address, if changed since last year)


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ITEMS 1, 2, 3, 4, 6, 8 AND 9

         Not applicable.

ITEM 5.  OTHER EVENTS

         On October 15, 2001, the Registrant issued a press release (the "Press Release") announcing that (i) it has reached agreement with certain lenders under its $135 million revolving credit facility on a new, $20 million debtor-in-possession credit facility that is expected to provide the Registrant with the working capital it needs to complete a comprehensive financial restructuring and (ii) the Bankruptcy Court has approved the motion for the new financing on an interim basis and a final hearing for the motion has been scheduled for October 30, 2001. A copy of the Press Release is attached as
Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

            Not Applicable

        (b) PRO FORMA FINANCIAL INFORMATION

            Not Applicable

        (c) EXHIBIT NO.

            99.1  Press Release Dated October 15, 2001



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 THE CARBIDE/GRAPHITE GROUP, INC.

                                 By: /s/ Walter B. Fowler
                                     ------------------------------------------
                                     Walter B. Fowler - Chief Executive Officer


Dated: October 23, 2001








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                                  EXHIBIT INDEX


  EXHIBIT NO.        DESCRIPTION
  ----------         ------------------------------------
     99.1            Press Release Dated October 15, 2001